[Logo]                                                         Semiannual Report
INSTITUTIONAL ADVISORS, INC.                                   December 31, 1996



  MFS(R) Institutional Research Fund


                               [Graphic Omitted]

MFS(R) INSTITUTIONAL RESEARCH FUND


TRUSTEES                                           INVESTMENT ADVISER
A. Keith Brodkin*                                  Massachusetts Financial Services Company
Chairman and President                             500 Boylston Street
                                                   Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises                       DISTRIBUTOR
(diversified holding company)                      MFS Fund Distributors, Inc.
                                                   500 Boylston Street
William R. Gutow                                   Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company           SHAREHOLDER SERVICE CENTER
(Blockbuster Video Franchise)                      MFS Service Center, Inc.
                                                   P.O. Box 1400
DIRECTOR OF RESEARCH                               Boston, MA 02107-9906
Kevin R. Parke*
                                                   For additional information,
TREASURER                                          call toll free: 1-800-637-2262
W. Thomas London*
                                                   CUSTODIAN
ASSISTANT TREASURER                                State Street Bank and Trust Company
James O. Yost*
                                                   WORLD WIDE WEB
SECRETARY                                          www.mfs.com
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


*Affiliated with the Investment Adviser

LETTER TO SHAREHOLDERS

Dear Shareholders:
For the six months ended December 31, 1996, the Fund provided a total return of 9.96%. This compares to a return of 11.68% for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance, for the same period. A discussion of the Fund's performance during the reporting period may be found in the Portfolio Performance and Strategy section of this letter.

Economic Outlook
After more than six years of expansion, the U.S. economy appears headed toward another year of moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Also, recent gains in important sectors such as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high level of consumer debt and the attendant rise in personal bankruptcies, as well as the modestly disappointing levels of holiday sales. Also, the ongoing tightness in labor markets, and price increases in such sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

Stock Market
We continue to urge U.S. equity investors to lower their expectations for 1997 and to realize that the impressive gains of the past two years are not sustainable. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. However, to the extent that some slowdown in earnings means that the economy is not overheating, this may be beneficial for the equity market in the long run. Also, we believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain reasonably positive about the long-term viability of the equity market.

Portfolio Performance and Strategy
The Fund remains overweighted compared to the S&P 500 in several sectors, including technology, industrial goods and services, consumer staples, and business services. Relatively neutral weightings to the S&P 500 include financial services, health care, retail, and leisure. The Fund continued to be underweighted in energy, and utilities and communications.

    Within the technology sector, several stocks contributed to the Fund's performance over the past six months. Some software companies include Microsoft Corp., Compuware, BMC Software, and Cisco Systems. These companies have developed solid competitive positions within their industry which have translated into successful stock performance.

    Several companies within the financial services sector also performed well over the latter half of 1996. Life insurance companies such as Conseco, Allstate, and ITT Hartford have implemented several cost-saving initiatives which have contributed to earnings. In addition, several banks have benefited from the consolidation of this industry. Both Chase Manhattan and BankBoston have proven that a successful merger or acquisition, coupled with strong management teams, can contribute to earnings much sooner than anticipated.

    While the Fund was underweighted in both energy and utilities and communications, three companies have provided strong returns over the past six months. Newfield Exploration and PanEnergy Corporation have been excellent additions, and MCI Communications appreciated following the announced planned acquisition by British Telecommunications PLC.

Respectfully,


/s/ A. Keith Brodkin                  /s/ Kevin R. Parke
    Chairman and President                Director of Research

January 13, 1997

A Committee of MFS Research Analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Parke.


OBJECTIVE AND POLICY

The Fund's investment objective is to provide long-term growth of capital and future income. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies believed to possess better-than-average prospects for long-term growth.

PERFORMANCE SUMMARY

Because mutual funds like MFS Institutional Research Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. The minimum initial investment is generally $3 million. Shares of the Fund are purchased at net asset value.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
AS OF DECEMBER 31, 1996
(net asset value change including reinvested distributions)

                                                       6 Months    Life of Fund*
--------------------------------------------------------------------------------
Cumulative Total Return                                  +9.96%          +7.54%
--------------------------------------------------------------------------------
*For the period from the commencement of investment operations, May 20, 1996 through December 31, 1996.

All results represent past performance and are not necessarily an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (UNAUDITED) - December 31, 1996

Stocks - 95.7%
-----------------------------------------------------------------------------
Issuer                                                   Shares         Value
-----------------------------------------------------------------------------
U.S. Stocks - 86.3%
  Aerospace - 5.5%
    General Dynamics Corp.                                2,900  $   204,450
    Lockheed Martin Corp.                                 3,900      356,850
    McDonnell-Douglas Corp.                               6,000      384,000
    United Technologies Corp.                             6,600      435,600
                                                                 -----------
                                                                 $ 1,380,900
----------------------------------------------------------------------------
  Agricultural Products - 1.7%
    Case Corp.                                            7,800  $   425,100
----------------------------------------------------------------------------
  Apparel and Textiles - 0.7%
    Nike, Inc., "B"                                       1,500  $    89,625
    Reebok International Ltd.                             1,800       75,600
                                                                 -----------
                                                                 $   165,225
----------------------------------------------------------------------------
  Automotive - 0.5%
    Goodrich (B.F.) Co.                                   2,900  $   117,450
----------------------------------------------------------------------------
  Banks and Credit Companies - 3.2%
    Bank of Boston Corp.                                  2,940  $   188,895
    Chase Manhattan Corp.                                 3,900      348,075
    Compass Bancshares, Inc.                                200        7,950
    Crestar Financial Corp.                               1,300       96,688
    Fleet/Norstar Financial Group, Inc.                   2,900      144,637
                                                                 -----------
                                                                 $   786,245
----------------------------------------------------------------------------
  Building - 0.7%
    Newport News Shipbuilding, Inc.                      12,400  $   186,000
----------------------------------------------------------------------------
  Business Machines - 0.8%
    Sun Microsystems, Inc.*                               8,000  $   205,500
----------------------------------------------------------------------------
  Business Services - 3.5%
    AccuStaff, Inc.*                                     13,400  $   283,075
    Affiliated Computer Services, Inc., "A"*                900       26,775
    ALCO Standard Corp.                                   4,600      237,475
    DST Systems, Inc.*                                    5,400      169,425
    Technology Solutions Co.*                             3,900      161,850
                                                                 -----------
                                                                 $   878,600
----------------------------------------------------------------------------
  Chemicals - 3.8%
    Air Products & Chemicals, Inc.                        5,800  $   400,925
    Betzdearborn, Inc.                                      900       52,650
    Praxair, Inc.                                        10,800      498,150
                                                                 -----------
                                                                 $   951,725
----------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.2%
    Electronic Arts, Inc.*                                6,000  $   179,625
    First Data Corp.                                      5,400      197,100
    Microsoft Corp.*                                      5,000      413,125
                                                                 -----------
                                                                 $   789,850
----------------------------------------------------------------------------
  Computer Software - Systems - 6.9%
    Adobe Systems, Inc.                                   4,300  $   160,712
    BMC Software, Inc.*                                   5,800      239,975
    Cadence Design Systems, Inc.*                         9,200      365,700
    Computer Associates International, Inc.               3,300      164,175
    Compuware Corp.*                                      1,800       90,225
    Lattice Semiconductor Corp.                           1,000  $    46,000
    Oracle Systems Corp.*                                10,100      421,675
    Sybase, Inc.*                                         3,700       61,744
    Synopsys, Inc.*                                       3,800      175,750
                                                                 -----------
                                                                 $ 1,725,956
----------------------------------------------------------------------------
  Consumer Goods and Services - 9.7%
    Colgate-Palmolive Co.                                 4,500  $   415,125
    Estee Lauder Cos., "A"*                               2,600      132,275
    Gillette Co.                                          5,000      388,750
    Philip Morris Cos., Inc.                              4,300      484,287
    Procter & Gamble Co.                                  3,800      408,500
    Revlon, Inc., "A"*                                    3,800      113,525
    Sherwin Williams Co.                                  4,100      229,600
    Tyco International Ltd.                               4,800      253,800
                                                                 -----------
                                                                 $ 2,425,862
----------------------------------------------------------------------------
  Defense Electronics - 0.7%
    Loral Space & Communications Corp.*                  10,000  $   183,750
----------------------------------------------------------------------------
  Electronics - 0.9%
    Analog Devices, Inc.*                                 3,100  $   105,013
    Xilinx, Inc.*                                         3,200      117,800
                                                                 -----------
                                                                 $   222,813
----------------------------------------------------------------------------
  Entertainment - 2.1%
    Clear Channel Communications, Inc.*                   1,500  $    54,188
    Jacor Communications, Inc., "A"*                      6,200      169,725
    Showboat, Inc.                                        6,200      106,950
    Viacom, Inc., "B"*                                    5,800      202,275
                                                                 -----------
                                                                 $   533,138
----------------------------------------------------------------------------
  Financial Institutions - 1.9%
    Advanta Corp., "B"                                    6,300  $   257,513
    Union Planters Corp.                                  5,632      219,648
                                                                 -----------
                                                                 $   477,161
----------------------------------------------------------------------------
  Food and Beverage Products - 2.8%
    Earthgrains Co.                                       2,700  $   141,075
    McCormick & Co., Inc.                                 5,700      134,306
    PepsiCo, Inc.                                         4,300      125,775
    Tyson Foods, Inc.                                     8,600      294,550
                                                                 -----------
                                                                 $   695,706
----------------------------------------------------------------------------
  Forest and Paper Products - 1.8%
    Kimberly-Clark Corp.                                  4,800  $   457,200
----------------------------------------------------------------------------
  Insurance - 6.3%
    Allstate Corp.                                        4,300  $   248,862
    Amerin Corp.*                                         2,700       69,525
    Chubb Corp.                                           2,900      155,875
    CIGNA Corp.                                           2,900      396,212
    Equitable of Iowa Cos.                                2,900      133,038
    ITT Hartford Group, Inc.                              3,100      209,250
    PennCorp Financial Group, Inc.                       10,100      363,600
                                                                 -----------
                                                                 $ 1,576,362
----------------------------------------------------------------------------
  Medical and Health Products - 3.9%
    Pfizer, Inc.                                          2,200  $   182,325
    Pharmacia & Upjohn, Inc.                              4,000      158,500
    Rhone-Poulenc Rorer, Inc.                             2,100      164,063
    Uromed Corp.                                         20,300      197,925
    Ventritex, Inc.*                                     10,700      263,487
                                                                 -----------
                                                                 $   966,300
----------------------------------------------------------------------------
  Medical and Health Technology and Services - 4.2%
    Coventry Corp.*                                       6,900  $    63,933
    Pacificare Health Systems, Inc., "A"*                 2,600      211,250
    Pacificare Health Systems, Inc., "B"*                   300       25,575
    Riscorp, Inc., "A"                                    2,200        7,975
    St. Jude Medical, Inc.*                               9,300      396,412
    United Healthcare Corp.                               7,500      337,500
                                                                 -----------
                                                                 $ 1,042,645
----------------------------------------------------------------------------
  Oil Services - 1.3%
    Barrett Resources Corp.*                              3,800  $   161,975
    Transocean Offshore Inc.                              2,400      150,300
                                                                 -----------
                                                                 $   312,275
----------------------------------------------------------------------------
  Oils - 1.2%
    Mobil Corp.                                           1,800  $   220,050
    Newfield Exploration Co.                              3,200       83,200
                                                                 -----------
                                                                 $   303,250
----------------------------------------------------------------------------
  Railroads - 3.1%
    Burlington Northern Santa Fe Railway Co.              2,700  $   233,213
    Conrail, Inc.                                         1,531      152,526
    Wisconsin Central Transportation Corp.*               9,900      392,287
                                                                 -----------
                                                                 $   778,026
----------------------------------------------------------------------------
  Restaurants and Lodging - 3.3%
    HFS, Inc.*                                            6,700  $   400,325
    Host Marriott Corp.                                  17,000      272,000
    MGM Grand, Inc.*                                      4,400      153,450
                                                                 -----------
                                                                 $   825,775
----------------------------------------------------------------------------
  Special Products and Services - 0.9%
    Stanley Works                                         8,300  $   224,100
----------------------------------------------------------------------------
  Stores - 3.3%
    Ann Taylor Stores Corp.*                              6,900  $   120,750
    CompUSA, Inc.                                         9,400      193,875
    Gymboree Corp.*                                       6,700      153,262
    Home Depot, Inc.                                      2,900      145,363
    Lowes Co., Inc.                                       3,300      117,150
    Staples, Inc.*                                        5,700      102,956
                                                                 -----------
                                                                 $   833,356
----------------------------------------------------------------------------
  Supermarkets - 1.4%
    Safeway, Inc.*                                        8,400  $   359,100
----------------------------------------------------------------------------
  Telecommunications - 3.2%
    Ascend Communications, Inc.*                          1,100  $    68,338
    Cabletron Systems, Inc.*                              4,600      152,950
    Cisco Systems, Inc.*                                  3,700      235,412
    Glenayre Technologies, Inc.*                          8,500      183,281
    Lucent Technologies, Inc.                             3,600      166,500
                                                                 -----------
                                                                 $   806,481
----------------------------------------------------------------------------
  Utilities - Gas - 2.2%
    Coastal Corp.                                         5,700  $   278,588
    Pan Energy Eastern Corp.                              5,900      265,500
                                                                 -----------
                                                                 $   544,088
----------------------------------------------------------------------------
  Utilities - Telephone - 1.1%
    MCI Communications Corp.                              8,400  $   274,575
----------------------------------------------------------------------------
  Other - 0.5%
    Conseco, Inc.                                         2,000  $   127,500
----------------------------------------------------------------------------
Total U.S. Stocks                                                $21,582,014
----------------------------------------------------------------------------
Foreign Stocks - 9.4%
  Denmark - 0.3%
    ISS International Service System, "B"
      (Special Products and Services)                     2,500  $    65,806
----------------------------------------------------------------------------
  Finland - 0.8%
    Huhtamaki Oy (Conglomerates)                          3,700  $   172,052
    Tt Tieto Oy (Computer Software -
      Systems)                                              500       42,252
                                                                 -----------
                                                                 $   214,304
----------------------------------------------------------------------------
  France - 0.5%
    Union des Assurances Federales S.A.
      (Insurance)                                         1,000  $   123,409
----------------------------------------------------------------------------
  Germany - 0.2%
    SAP AG (Computer Software - Systems)                    300  $    41,924
----------------------------------------------------------------------------
  Greece - 0.3%
    Ote Greek Telecom (Telecommunications)                4,100  $    70,119
----------------------------------------------------------------------------
  Hong Kong - 2.1%
    Giordano International Ltd. (Stores)                136,000  $   116,059
    Wharf Holdings Ltd. (Real Estate)                    65,000      324,412
    Wing Hang Bank Ltd. (Banks and Credit
      Companies)                                         16,500       74,883
                                                                 -----------
                                                                 $   515,354
----------------------------------------------------------------------------
  Italy - 0.4%
    Telecom Italia S.p.A.
      (Telecommunications)                               65,700  $    93,687
----------------------------------------------------------------------------
  Philippines
    Pilipino Telegraph & Telephone Corp.
      (Telecommunications)                               12,600  $    10,676
----------------------------------------------------------------------------
  South Korea - 0.4%
    Korea Mobile Telecommunications, ADR
      (Telecommunications)                                7,725  $    99,459
----------------------------------------------------------------------------
  Sweden - 2.1%
    Astra AB, "B" (Pharmaceuticals)                       7,100  $   342,759
    Enator AB (Computer Software - Systems)                 500       12,619
    Enator AB (Computer Software - Systems)*              2,500       64,013
    Nobel Biocare AB (Medical and Health
      Products)                                           6,400      112,693
                                                                 -----------
                                                                 $   532,084
----------------------------------------------------------------------------
  United Kingdom - 2.3%
    British Petroleum PLC, ADR (Oils)                     2,015  $   284,871
    Jarvis Hotels PLC (Lodging)+                         51,500      142,050
    Kwik-Fit Holdings PLC (Retail)                       33,800      125,946
    Storehouse PLC (Retail)                               5,800       25,686
                                                                 -----------
                                                                 $   578,553
----------------------------------------------------------------------------
Total Foreign Stocks                                             $ 2,345,375
----------------------------------------------------------------------------
Total Stocks (Identified Cost, $22,054,579)                      $23,927,389
----------------------------------------------------------------------------
Short-Term Obligation - 4.1%
----------------------------------------------------------------------------
                                               Principal Amount
                                                  (000 Omitted)
----------------------------------------------------------------------------
  Federal Home Loan Bank, due 1/02/97, at
    Amortized Cost and Value                             $1,030  $ 1,029,850
----------------------------------------------------------------------------
Total Investments (Identified Cost, $23,084,429)                 $24,957,239
Other Assets, Less Liabilities - 0.2%                                 44,975
----------------------------------------------------------------------------
Net Assets - 100.0%                                              $25,002,214
----------------------------------------------------------------------------
* Non-income producing security.
+ Restricted security.
See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)

------------------------------------------------------------------------------
December 31, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $23,084,429)           $24,957,239
  Cash                                                                 7,185
  Receivable for investments sold                                      2,609
  Receivable from investment adviser                                  53,257
  Dividends and interest receivable                                   27,972
  Deferred organization expenses                                       6,122
                                                                 -----------
      Total assets                                               $25,054,384
                                                                 -----------
Liabilities:
  Payable for investments purchased                              $    25,944
  Payable to affiliate for management fee                              1,234
  Accrued expenses and other liabilities                              24,992
                                                                 -----------
      Total liabilities                                          $    52,170
                                                                 -----------
Net assets                                                       $25,002,214
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $23,532,451
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                   1,872,824
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (419,016)
  Accumulated undistributed net investment income                     15,955
                                                                 -----------
      Total                                                      $25,002,214
                                                                 ===========
Shares of beneficial interest outstanding                         2,331,986
                                                                  =========
Net asset value, redemption price, and offering price per share
  (net assets of $25,002,214 / 2,331,986 shares of beneficial
  interest outstanding)                                            $10.72
                                                                   ======

See notes to financial statements

Statement of Operations (Unaudited)

--------------------------------------------------------------------------------
Six Months Ended December 31, 1996
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                       $   20,641
    Interest                                                           112,916
                                                                    ----------
      Total investment income                                       $  133,557
                                                                    ----------

  Expenses -
    Management fee                                                  $   69,427
    Trustees' compensation                                               2,200
    Shareholder servicing agent fee                                        675
    Auditing fees                                                       13,037
    Custodian fee                                                        7,176
    Printing                                                               652
    Amortization of organization expenses                                  702
    Miscellaneous                                                       15,182
                                                                    ----------
      Total expenses                                                $  109,051
    Fees paid indirectly                                                  (623)
    Preliminary reduction of expenses by investment adviser            (34,252)
                                                                    ----------
      Net expenses                                                  $   74,176
                                                                    ----------
        Net investment income                                       $   59,381
                                                                    ----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
  Investment transactions                                           $ (435,676)
  Foreign currency transactions                                         (1,085)
                                                                    ----------
    Net realized loss on investments and foreign currency
      transactions                                                  $ (436,761)
                                                                    ----------
  Change in unrealized appreciation -
    Investments                                                     $2,400,440
    Translation of assets and liabilities in foreign currencies             52
                                                                    ----------
      Net unrealized gain on investments and foreign currency
        translation                                                 $2,400,492
                                                                    ----------
        Net realized and unrealized gain on investments and
          foreign currency                                          $1,963,731
                                                                    ----------
          Increase in net assets from operations                    $2,023,112
                                                                    ==========

See notes to financial statements

Statement of Changes in Net Assets

--------------------------------------------------------------------------------
                                             Six Months Ended
                                            December 31, 1996      Period Ended
                                                  (Unaudited)     June 30, 1996*
--------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                           $    59,381       $    36,283
  Net realized gain (loss) on investments
    and foreign currency transactions                (436,761)           17,745
  Net unrealized gain (loss) on investments
    and foreign currency translation                2,400,492          (527,668)
                                                  -----------       -----------
    Increase (decrease) in net assets from
      operations                                  $ 2,023,112       $  (473,640)
                                                  -----------       -----------
Distributions declared to shareholders
  from net investment income                      $   (79,709)      $    --
                                                  -----------       -----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                $ 2,000,000       $23,252,732
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions                                      79,709           --
  Cost of shares reacquired                        (1,800,000)          --
                                                  -----------       -----------
    Increase in net assets from Fund share
      transactions                                $   279,709       $23,252,732
                                                  -----------       -----------
      Total increase in net assets                $ 2,223,112       $22,779,092
Net assets:
  At beginning of period                           22,779,102                10
                                                  -----------      ------------
  At end of period (including accumulated
    undistributed net investment income of
    $15,955 and $36,283 respectively).            $25,002,214       $22,779,102
                                                  ===========       ===========

* For the period from the commencement of investment operations, May 21, 1996 to June 30, 1996.

See notes to financial statements

Financial Highlights

--------------------------------------------------------------------------------
                                             Six Months Ended
                                            December 31, 1996      Period Ended
                                                  (Unaudited)     June 30, 1996*
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $ 9.78           $10.00
                                                       ------           ------

Income from investment operations# -
  Net investment income(S)                             $ 0.03           $ 0.02
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions        0.94            (0.24)
                                                       ------           ------
    Total from investment operations                   $ 0.97           $(0.22)
                                                       ------           ------
Less distributions declared to
  shareholders from net investment income              $(0.03)          $ --
                                                       ------           ------
Net asset value - end of period                        $10.72           $ 9.78
                                                       ======           ======
Total return                                            9.96%++        (2.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                            0.65%+          0.65%+
  Net investment income                                 0.52%+          1.52%+
Portfolio turnover                                        39%              6%
Average commission rate###                            $0.0224         $0.0260
Net assets at end of period (000 omitted)             $25,002         $22,779

  * For the period from the commencement of investment operations, May 21, 1996, to June 30, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S) The adviser voluntarily agreed to maintain the expenses of the Fund at not more than 0.65% of average daily net assets. To the extent actual expenses were over/under these limitations, the net investment income per share and ratios would have been:
Net investment income                                  $ 0.01           $ --
    Ratios (to average net assets):
      Expenses##                                        0.96%           2.03%+
      Net investment income                             0.22%           0.14%+
See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) Business and Organization
MFS Institutional Research Fund (the Fund) is a diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.60% of average daily net assets. The investment adviser did not impose a portion of its fee, which is reflected as a preliminary reduction of expenses on the Statement of Operations. The investment advisor has voluntarily agreed to waive its management fee and/or pay expenses of the Fund, in order to maintain total expenses at no more than 0.65% of the Fund's average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of up to 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $8,485,557 and $9,323,148, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $23,084,429
                                                                  ===========
Gross unrealized appreciation                                     $ 2,762,104
Gross unrealized depreciation                                        (889,280)
                                                                  -----------
    Net unrealized appreciation                                   $ 1,872,824
                                                                  ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                    Six Months Ended         Period Ended
                                   December 31, 1996         June 30, 1996*
                                  ------------------      -------------------
                                  Shares      Amount      Shares       Amount
--------------------------------------------------------------------------------
Shares sold                       193,424   $2,000,000   2,329,166   $23,252,732
Shares issued to shareholders in
  reinvestment of distributions     7,415       79,709       --            --
Shares reacquired                (198,020)  (1,800,000)      --            --
                                  -------   ----------   ---------   -----------
    Net increase                    2,819   $  279,709   2,329,166   $23,252,732
                                  =======   ==========   =========   ===========

* For the period from the commencement of investment operations, May 21, 1996 to June 30, 1996.

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended December 31, 1996 was $179.

(7) Restricted Security
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At December 31, 1996, the Fund owned the following restricted security (constituting 0.57% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such security be registered. The value of this security is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.


Description        Date of Acquisition  Share Amount         Cost          Value
--------------------------------------------------------------------------------
Jarvis Hotels PLC   6/21/96 - 10/21/96        51,500     $140,370       $142,050
                                                                        ========
                     ------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.